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                         CEDAR-SOUTH PHILADELPHIA I, LLC
                        CEDAR-SOUTH PHILADELPHIA II, LLC
                             44 SOUTH BAYLES AVENUE
                         PORT WASHINGTON, NEW YORK 11050

                                                                   June 18, 2003

SPSP Corporation
Passyunk Supermarket, Inc.
Twenty Fourth Street Passyunk Partners, L.P.
44 West Lancaster Avenue, Suite 110
Ardmore, Pennsylvania 19003

        Re: 2301-11 Oregon Avenue, Philadelphia, Pennsylvania 2426 South 23rd Street, Philadelphia, Pennsylvania 2300 W. Passyunk Avenue, Philadelphia, Pennsylvania

Gentlemen:

        Reference is hereby made to (i) that certain Agreement to Enter Into Net Lease dated April 23, 2003, as amended (the "Agreement to Enter Into Net Lease"), among SPSP Corporation, Passyunk Supermarket, Inc., Twenty Fourth Street Passyunk Partners, L.P. (collectively, "Owner") and Cedar-South Philadelphia I, LLC ("Tenant"), (ii) that certain Lease (the "Lease"), contemplated to be entered into on the Closing Date (as that tern is defined in the Agreement to Enter Into Net Lease), between Owner, as landlord, and Tenant, as tenant, and (iii) that certain loan in the original principal amount of $39,000,000 (the "Loan") contemplated, pursuant to the terms of that certain letter agreement dated April 23, 2003, as amended (the "Commitment Letter"), among Cedar-South Philadelphia II, LLC ("Lender"), and Owner, to be made by Lender to Owner.

        This letter supercedes that certain letter agreement among the parties hereto dated April 23, 2003.

        The undersigned hereby agree, simultaneously with the execution of the Lease and the making of the Loan, to enter into a certain letter agreement in the form annexed hereto as Exhibit A.

        This letter agreement may be executed in several counterparts, all of which together shall constitute one agreement binding on all parties hereto, notwithstanding that all the parties have not signed the same counterpart.

        The parties hereto execute this letter agreement intending to be legally bound hereby, and this letter agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto.

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        This letter agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania, without giving effect to principles of conflicts of law. With respect to any claim or action arising hereunder, each party (a) irrevocably submits to the exclusive jurisdiction of the courts of the Commonwealth of Pennsylvania and the United States District Court located in Philadelphia County, and appellate courts from any thereof, and
(b) irrevocably waives any objection which it may have at any time to the laying on venue of any suit, action or proceeding arising out of or relating to this letter agreement brought in any such court, irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

        Kindly acknowledge your agreement with the foregoing by signing this letter in the space provided below.

                                           Cedar-South Philadelphia I, LLC

                                           By:  /s/  L.S. Ullman
                                                --------------------------------
                                                Name:  L.S. Ullman
                                                Title: Pres.

                                           Cedar-South Philadelphia II, LLC

                                           By:  /s/  L.S. Ullman
                                                --------------------------------
                                                Name:  L.S. Ullman
                                                Title: Pres.

AGREED AND ACKNOWLEDGED:

SPSP Corporation

By:  /s/  William J. Frutkin
     ---------------------------
     Name:  William J. Frutkin
     Title: Vice President

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Passyunk Supermarket, Inc.

By:  /s/  William J. Frutkin
     ---------------------------
     Name:  William J. Frutkin
     Title: Vice President

By:  Twenty Fourth Street Passyunk Partners, L.P.

Twenty Fourth Street Passyunk Corporation, its general partner

By:  /s/  William J. Frutkin
     ---------------------------
     Name:  William J. Frutkin
     Title: Vice President